Supplement Dated December 1, 2008

To The Prospectus Dated July 29, 2008, as Revised

The following information supplements the information in the current Prospectus.

WisdomTree LargeCap Growth Fund

Cusip Number:    97717X107

Exchange Trading Symbol:    ROI

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree LargeCap Growth Index. Since the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders.

Primary Investment Strategies

The Fund employs a “passive management”, or indexing, investment approach designed to track the performance of the WisdomTree LargeCap Growth Index. The Fund attempts to invest all, or substantially all, of its assets in the stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective.

Index Description

The WisdomTree LargeCap Growth Index is a fundamentally weighted index that measures the performance of growth companies within the broad U.S. stock market. The Index consists of companies that are listed on major exchanges in the United States and that pass WisdomTree Investments’ market capitalization, liquidity and selection requirements. To be included in the Index, companies must have generated earnings on a cumulative basis in their prior four fiscal quarters. Of the eligible companies, the 1000 largest by market capitalization are ranked based on a score comprised of four growth metrics, which include: annual earnings per share growth; annual sales per share growth; annual book value per share growth; and annual stock price growth. The top 30% ranked by a composite of these four growth metrics are selected for inclusion. Companies are weighted in the Index based on their earnings over their most recent four fiscal quarters prior to the index measurement date, which occurs at the end of March. For these purposes, “earnings” are determined using a company’s reported net income, excluding special items, applicable to common shareholders over their most recent four fiscal quarters. As of November 1, 2008, approximately 80% of the Index consisted of companies with market capitalizations over $10 billion and 15% of the Index consisted of companies with market capitalization between $2 billion and $10 billion.

Primary Investment Risks

You can lose money on your investment in the Fund. For information about the risks of investing in the Fund see the section herein entitled “Principal Risk Factors Common to All Funds.” In addition to these risk factors, the Fund is subject to the following potential risks. As with all potential risks, this could decrease the value of your Fund investment.

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Technology Sector Investing. The Fund invests a relatively large portion of its assets in the technology sector and as such is particularly sensitive to risks in this sector. These risks include, but are not limited to, the supply and demand for specific products and services, the pace of technological development and government regulation.

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Energy Sector Investing. The Fund invests a relatively large portion of its assets in the energy sector and as such is particularly sensitive to risks in this sector. These risks include, but are not limited to, economic growth, worldwide demand, political instability in the Middle East, and volatile oil prices.

Performance Information

No performance information is presented for the Fund because it has been in operation for less than one full calendar year. After the first full calendar year a risk/return chart and table will be provided. Any past performance of the Fund that will be shown will not be an indication of future results.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may also incur customary brokerage charges when buying or selling Fund shares.

Shareholder Fees
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)	None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.38%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses	0.38%

(a)	WisdomTree Asset Management has agreed to pay all operating expenses of the Fund, except interest expenses and taxes, any brokerage expenses, future distribution fees or expenses, and extraordinary expenses through July 31, 2009. WisdomTree Asset Management receives a fee of up to .0044% in exchange for providing certain non-advisory services to the Fund.

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund for the time periods indicated and then redeemed all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
	$39	$122

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years
	$39	$122

Creation and Redemption Transaction Fees for Creation Units (Institutional Investors Only)

The Fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. The following table shows, as of December 1, 2008, the approximate value of one Creation Unit per Fund and the standard and maximum creation and redemption transaction fees. These fees are payable only by investors who purchase shares directly from a Fund. Retail investors who purchase shares through their brokerage account will not pay these fees.

Approximate Value Of A Creation Unit	Standard Fee	Maximum Fee
$1,250,000	$1,500	$6,000

Financial Highlights. Financial Statements and Annual Reports will be available after the Fund has completed a fiscal year of operations.

Frequent Purchases and Redemptions of Fund Shares. The Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units of Fund shares. Since the Funds are ETFs, only a few institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly with the Funds. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and help keep ETF trading prices in line with NAV, each Fund accommodates frequent purchases and redemptions by Authorized Participants. Frequent purchases and redemptions for cash may increase portfolio transaction costs and may lead to realization of capital gains. Frequent in-kind creations and redemptions do not give rise to these concerns. Each Fund reserves the right to reject any purchase order at any time. Each Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading and may reject purchase or redemption orders in such instances.